UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2011

Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Sylvan Road, Woburn, MA		01801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 376-3000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 31, 2011, Chancellor Strine of the Court of Chancery of the State of Delaware, acting as arbitrator in the arbitration proceedings between Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”) and Advanced Analogic Technologies, Incorporated (“AATI”) regarding the parties’ May 26, 2011 Merger Agreement (the “Merger Agreement”), held a hearing on Skyworks’ request (reported in the Current Report on Form 8-K filed by Skyworks on Friday, October 29, 2011) to file an amended petition alleging certain additional matters. After the hearing, Skyworks filed the amended petition.

Chancellor Strine also denied a request by AATI for a temporary restraining order to restrain Skyworks from disclosing certain matters set forth in the Rule 477 letter filed by Skyworks earlier today detailing the grounds for Skyworks’ withdrawal of the Registration Statement on Form S-4 (Registration No. 333-174953) (together with all amendments thereto, the “Registration Statement”) heretofore filed by Skyworks pursuant to the Merger Agreement.

On November 3, 2011, Skyworks filed a letter with the SEC pursuant to Rule 477 under the Securities Act of 1933, as amended, requesting the consent of the SEC to the withdrawal by Skyworks of the Registration Statement. Pursuant to Rule 477, the withdrawal is automatically effective upon filing unless the SEC objects to the withdrawal in fifteen days. Investors are cautioned not to rely on the now-withdrawn Registration Statement for any purpose.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.

Date: November 3, 2011	/s/ Mark V.B. Tremallo
Mark V.B. Tremallo Vice President and General Counsel

Safe Harbor Statement

This document includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, information relating to future events, occurrences, results and expectations of Skyworks (including but not limited to projections and business trends). Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.

These risks, uncertainties and other important factors include, but are not limited to: developments occurring in, relating to or arising out of the arbitration commenced by Skyworks against AATI on September 26, 2011 and the arbitration commenced by AATI against Skyworks on September 23, 2011 (including orders and rulings therein), and other risks and uncertainties, including but not limited to those detailed from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

Skyworks and AATI have each separately filed a number of Current Reports on Form 8-K and material pursuant to Rule 425 under the Securities Act of 1933 (as amended) relating to the pending proposed transaction. (The Registration Statement on Form S-4 (and amendments) filed by Skyworks in connection with the Merger Agreement has been withdrawn and should not be relied upon by investors for any purpose.)

Investors and security holders are able to obtain free copies of the documents filed with the SEC by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov.

In addition, investors and security holders are able to obtain free copies of the documents filed by Skyworks with the SEC from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700, or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com.

Participants in the Solicitation

If a proxy statement is mailed to AATI stockholders and a meeting of AATI stockholders is held to consider and vote on the proposed Merger, Skyworks and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of Skyworks is set forth in Skyworks’ most recent Form 10-K/A, which was filed with the SEC on May 2, 2011, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011. Investors may obtain additional information regarding the interests of Skyworks and its directors and officers in the proposed transaction by reading the amended Registration Statement, Current Reports on Form 8-K, and materials filed pursuant to SEC Rule 425.